UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2019 (April 23, 2019)

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

16243 Highway 216 Brookwood, Alabama		35244
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Warrior Met Coal, Inc. (the “Company”) was held on April 23, 2019. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The stockholders elected each of the seven director nominees to serve as directors until the Company’s 2020 Annual Meeting of Stockholders and until a successor is duly elected and qualified. Each nominee was a current director of the Company who was re-elected. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen D. Williams	42,047,884	363,082	2,513,166
Ana B. Amicarella	42,056,195	354,771	2,513,166
J. Brett Harvey	42,044,405	366,561	2,513,166
Trevor Mills	41,481,960	929,006	2,513,166
Walter J. Scheller, III	42,070,231	340,735	2,513,166
Alan H. Schumacher	41,764,136	646,830	2,513,166
Gareth Turner	41,928,914	482,053	2,513,166

Proposal 2 – Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in accordance with Securities and Exchange Commission compensation disclosure rules. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

41,643,295	732,119	35,552	2,513,166

Proposal 3 – Approval of the Management Proposal to Amend the Company’s Certificate of Incorporation. The stockholders approved the management proposal to amend the Company’s Certificate of Incorporation in order to effect a three-year extension to the transfer restrictions designed to avoid imposition of limitations on the utilization of the Company’s net operating losses and deferred tax assets, pursuant to sections 382 and 383 of the Internal Revenue Code. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

42,058,733	341,765	10,477	2,513,166

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions

44,919,423	3,188	1,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 26, 2019	By:	/s/ Dale W. Boyles
Dale W. Boyles Chief Financial Officer

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